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                               ARTHUR ANDERSEN LLP



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and
Stockholders of Prime Hospitality Corp.


         As independent public accountants, we hereby consent to the incorporation by reference of our reports included in the Company's Form 10-k for the year ended December 31, 1995, into this Registration Statement.


                                              /s/ Arthur Andersen LLP

                                              ARTHUR ANDERSEN LLP

Roseland, New Jersey
April 26, 1996